UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 14, 2009
Enova Systems, Inc.
(Exact name of registrant as specified in its charter)

California	1-33001	95-3056150

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1560 West 190th Street, Torrance, California		90501

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	310-527-2800
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On May 14, 2009, Enova released a Corporate Update to inform investors regarding marketing initiatives with key customers, new product development and opportunities being pursued for grants and loans through Federal and State government programs. A copy of the Corporate Update is attached as Exhibit 99.1, herein. The update is also available via the Enova Systems website at www.enovasystems.com by accessing the “News” section.

Item 9.01	Financial Statements and Exhibits.
Corporate Update dated May 14, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova Systems, Inc.
May 14, 2009	By:	/s/ Jarett Fenton
		Name:	Jarett Fenton
		Title:	Chief Financial Officer

Exhibit Index

Exhibits	Description

99.1	Corporate Update dated May 14, 2009